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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): August 15, 2002

                        Price Communications Corporation
               (Exact Name of Registrant as Specified in Charter)


                New York                  1-8309          13-2991700
      (State or Other Jurisdiction     (Commission       (IRS Employer
            of Incorporation)          File Number)     Identification No.)


                              45 Rockefeller Plaza
                            New York, New York 10020
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 757-5600


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ITEM 2. ACQUISITION OR DISPOSAL OF ASSETS.

      The asset contribution transaction with Verizon Wireless, as contemplated by the Transaction Agreement dated as of December 18, 2001 (which was previously filed as Exhibit 10.1 to the Form 8-K of the Registrant filed on January 4, 2002, File No. 001-08309), as amended, was consummated on August 15, 2002.







                                       2
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 15, 2002

                              PRICE COMMUNICATIONS CORPORATION



                              By:  /s/ Kim Pressman
                                  --------------------------
                                  Kim Pressman
                                  Executive Vice President and Chief
                                  Financial Officer